                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant /X/

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12


                          Benchmark Electronics, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                           BENCHMARK ELECTRONICS, INC.

                              3000 TECHNOLOGY DRIVE
                              ANGLETON, TEXAS 77515

                  NOTICE OF 2001 ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON TUESDAY, MAY 15, 2001

Shareholders of Benchmark Electronics, Inc.:

         The 2001 Annual Meeting of Shareholders of Benchmark Electronics, Inc. ("Company") will be held at the Hyatt Regency Houston, 1200 Louisiana Street, Houston, Texas, on Tuesday, May 15, 2001, beginning at 10:00 a.m. (local time), for the following purposes:

                  1. to elect six directors to serve on the Board of Directors until the 2002 annual meeting of shareholders and until their successors are duly elected and qualified;

                  2. to ratify the appointment of KPMG LLP as the independent auditors of the Company for the year ending December 31, 2001; and

                  3. to transact such other business as may properly come before the meeting or any adjournment thereof.

         Shareholders of record at the close of business on April 2, 2001 are entitled to notice of and to vote at the meeting and any adjournment thereof.

         You are cordially invited to attend the meeting. Regardless of whether you plan to attend the meeting, you are urged to complete, date, sign and return the enclosed proxy in the accompanying envelope at your earliest convenience.


                                    By order of the Board of Directors,

                                    /s/ Lenora A. Gurton

                                    Lenora A. Gurton
                                    Secretary

Angleton, Texas
April 16, 2001

                             YOUR VOTE IS IMPORTANT.

         TO ENSURE YOUR SHARES ARE REPRESENTED AT THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE AT YOUR EARLIEST CONVENIENCE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. NO ADDITIONAL POSTAGE IS NECESSARY IF THE PROXY IS MAILED IN THE UNITED STATES. THE PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS VOTED AT THE MEETING.

                           BENCHMARK ELECTRONICS, INC.
                              3000 TECHNOLOGY DRIVE
                              ANGLETON, TEXAS 77515
                                 (979) 849-6550

                                 APRIL 16, 2001

                            --------------------------

                                 PROXY STATEMENT
                                       FOR
                       2001 ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON TUESDAY, MAY 15, 2001

                            --------------------------

                                  INTRODUCTION

         This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Benchmark Electronics, Inc. ("Company") for use at the 2001 Annual Meeting of Shareholders of the Company to be held on Tuesday, May 15, 2001, beginning at 10:00 a.m. (local time), and any adjournment thereof ("Meeting") for the purposes set forth in this Proxy Statement and the accompanying Notice. It is anticipated that this Proxy Statement, the Notice and the enclosed form of proxy will be sent to shareholders on or about April 16, 2001.

PROXIES

         Proxies in the enclosed form that are properly executed and received by the Company before or at the Meeting and which are not revoked will be voted in accordance with the directions set forth therein. If no direction is made, a proxy that is properly signed and received by the Company and which is not revoked will be voted FOR the election of all nominees for director named herein to serve on the Board of Directors until the 2002 annual meeting of shareholders and until their successors are duly elected and qualified, and FOR the ratification of the appointment of KPMG LLP as the independent auditors of the Company for the year ending December 31, 2001. If any other matter, not known or determined at the time of the solicitation of proxies, properly comes before the Meeting, the proxies will be voted in accordance with the discretion of the person or persons voting the proxies. The proxy also confers on the persons named therein discretionary authority to vote with respect to any matters presented at the Annual Meeting for which advance notice was not received by the Company prior to February 12, 2001. Proxies may be revoked by written notice received by the Secretary of the Company at any time before they are voted by delivering to the Secretary of the Company a signed notice of revocation, or a later dated signed proxy, or by attending the Meeting and voting in person by ballot.

VOTING SECURITIES

         Shareholders of record at the close of business on April 2, 2001 are entitled to notice of and to vote at the Meeting. As of April 2, 2000, there were 19,601,953 shares of common stock, $0.10 par value per share ("Common Stock"), issued, outstanding and entitled to vote at the Meeting. Each share of Common Stock is entitled to one vote on all matters that may properly come before the Meeting.

QUORUM AND OTHER MATTERS

         The presence at the Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum. Shares of Common Stock represented by a properly completed, signed and returned proxy will be counted as present at the Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Shares of Common Stock held by nominees which are voted on at least one matter coming before the Meeting will also be counted as present for purposes of determining a quorum, even if the beneficial owner's discretion has been withheld (a "non-vote") for voting on some or all other matters.

         The Company's Restated Articles of Incorporation, as amended, provide that directors will be elected by, and all other matters specified in the notice of the Meeting require the approval of, the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote and present, in person or represented by proxy, at the Meeting. Therefore, an abstention, a broker non-vote or a withholding of authority to vote with respect to the election of directors, or the ratification of the appointment of the Company's independent accountants will have the effect of a vote against such proposal.

         An Inspector of Election appointed by the Company will tabulate votes at the Meeting.

         The Board of Directors is not aware of any matters that are expected to come before the Meeting other than those referred to in this Proxy Statement. If any other matter properly comes before the Meeting, the proxies will be voted in accordance with the discretion of the person or persons voting the proxies.

                              ELECTION OF DIRECTORS

NOMINEES FOR ELECTION

         The following table sets forth certain information with respect to each nominee for election as a director of the Company. The information as to age, principal occupation, shares of Common Stock beneficially owned, and directorships has been furnished by each such nominee. Unless otherwise noted, each nominee possesses sole voting and dispositive power with respect to the shares of Common Stock listed, subject to community property laws.

                                                                 Shares of    Percentage of
                                                               Common Stock    Outstanding
                                                               Beneficially     Shares of
     Name              Age        Principal Occupation             Owned      Common Stock
------------------    -----  --------------------------------  ------------   --------------

John C. Custer         70    Retired - Former Chairman of        53,850(1)           (2)
                             the Board of Mason & Hanger-
                             Silas Mason Co., Inc.

Donald E. Nigbor       53    President and Chief Executive      449,782(3)          2.3%
                             Officer of the Company

Steven A. Barton       52    Executive Vice President of         40,970(4)           (2)
                             the Company

Cary T. Fu             52    Executive Vice President of        468,010(5)          2.4%
                             the  Company

Peter G. Dorflinger    49    President and Chief Operating       63,000(6)           (2)
                             Officer, GlasTech, Inc.

David H. Arnold        63    Retired - Former President of      392,803(7)          2.0%
                             EMD Associates, Inc.

------------------------
(1) Includes 2,400 shares owned by Mr. Custer's wife and 33,850 shares that may be acquired upon the exercise of options that are currently exercisable.

(2)      Less than 1%.

(3) Includes (i) 1,950 shares of Common Stock held by Mr. Nigbor's children as to which shares of Common Stock Mr. Nigbor expressly disclaims beneficial ownership, and (ii) 286,000 shares of Common Stock that may be acquired upon the exercise of options that are currently exercisable or will become exercisable within 60 days of April 2, 2001.

(4) Includes 38,200 shares of Common Stock that may be acquired upon the exercise of options that are currently exercisable or will become exercisable within 60 days of April 2, 2001.

(5) Includes (i) 2,640 shares of Common Stock held by Mr. Fu's daughter as custodian for his children under the Uniform Gifts to Minors Act, as to which shares of Common Stock Mr. Fu expressly disclaims beneficial ownership, (ii) 1,320 shares of Common Stock held by Mr. Fu's daughter, as to which shares of Common Stock Mr. Fu expressly disclaims beneficial ownership, and (ii) 286,000 shares of Common Stock that may be acquired upon the exercise of options that are currently exercisable or will become exercisable within 60 days of April 2, 2001.

                                         (FOOTNOTES CONTINUED ON FOLLOWING PAGE)

(6) Includes 44,000 shares of Common Stock that may be acquired upon the exercise of options that are currently exercisable.

(7) Includes 11,288 shares of Common Stock held by Mr. Arnold's wife, 2,726 shares held for Mr. Arnold's benefit in the Company's 401(k) Employee Savings Plan and 24,000 shares that may be acquired upon the exercise of options that are currently exercisable.

         Mr. Custer has been Chairman of the Board of Directors of the Company since 1988, a member of the Compensation Committee of the Board of Directors since 1990 and a member of the Audit Committee of the Board of Directors since 2000. Mr. Custer was employed by Mason & Hanger Corporation ("Mason & Hanger"), a technical services contracting and engineering firm, from 1951 until his retirement in February 1996. Mr. Custer became a member of the board of directors of Mason & Hanger in 1983, serving as Chairman of the Board of Mason & Hanger from 1994 until his retirement, and served in various other management and operations positions prior to 1994.

         Mr. Nigbor has been a director and President and Chief Executive Officer of the Company since 1986 and was its General Manager from 1984 to 1990. Before joining the Company, he was employed by Intermedics, Inc. ("Intermedics"), a medical implant manufacturer, serving as a Manufacturing Analyst for its Pacemaker Division from 1980 to 1984. Mr. Nigbor holds B.S. and M.S. degrees in engineering from Rensselaer Polytechnic Institute and received an M.B.A. from the Amos Tuck School of Business at Dartmouth College.

         Mr. Barton has been a director and Executive Vice President of the Company since 1990. He served as Executive Vice President -- Marketing and Sales of the Company from 1990 to April 1992. Since June 1, 1993 he has worked part-time for the Company. He also has served the Company as Executive Vice President from 1988 to 1990, a director and Vice President from 1986 to 1988, and President from 1979 to 1983. From 1977 to 1986, Mr. Barton was employed by Intermedics in various management positions. Mr. Barton holds B.S. and M.S. degrees in electrical engineering from the University of South Florida and received an M.B.A. from the Harvard Business School.

         Mr. Fu has been a director and Executive Vice President of the Company since 1990. He served as Executive Vice President -- Financial Administration of the Company from 1990 to April 1992. He also has served the Company as Treasurer from 1986 to January 1996, Secretary from 1990 to January 1996, a director and Secretary from 1986 to 1988 and Assistant Secretary from 1988 to 1990. From 1983 to 1986, Mr. Fu was employed by Intermedics as Controller of the Company and another subsidiary. Mr. Fu holds an M.S. degree in accounting from the University of Houston and is a certified public accountant.

         Mr. Dorflinger has been a director of the Company and a member of the Audit Committee and Compensation Committee of the Board of Directors since 1990. He is currently President and Chief Operating Officer of GlasTech, Inc., a dental products manufacturer, a position he has held since November 1998. From January 1998 through October 1998, he served as President and Chief Operating Officer of Physicians Resource Group, Inc., a physicians practice management company. From January 1997 through January 1998, he served as Vice President and General Counsel of Advanced Medical Instruments, Inc., a manufacturer of medical monitoring equipment. From March 1987 through October 1996, he served as Vice President, General Counsel and Secretary of Intermedics. From June 1990 through October 1996, he served as Group Vice President and General Counsel of SULZERmedica, a division of Sulzer Limited of Switzerland, composed of eight operating medical device companies in Europe and the United States. Mr. Dorflinger received a J.D. degree from the University of Houston and also is a director of several privately held companies.

         Mr. Arnold became a director of the Company in 1996 pursuant to the terms of the agreement relating to the Company's acquisition of EMD Technologies, Inc. ("EMD") in July 1996. Mr. Arnold has been a member of the Audit Committee since 1997. Mr. Arnold was a co-founder of EMD, alternated as President with EMD's other co-founder, and served as an officer of EMD from 1974 until its acquisition by the Company. Mr. Arnold was a co-founder, President and Chairman of the Board of DCM Tech, Inc., a privately held manufacturer of machine tools, until he retired on December 30, 1999. Mr. Arnold earned a B.S. degree in mechanical engineering from Iowa State University and a M.S. degree in mechanical engineering from the University of Michigan. He also serves as a director of Town and Country State Bank in Winona, Minnesota.

         The officers of the Company are elected by, and serve at the discretion of, the Board of Directors.

ELECTION PROCEDURES; TERM

         The directors will be elected by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Meeting. Unless the authority to vote for the election of directors is withheld as to any or all of the nominees, all shares of Common Stock represented by proxy will be voted for the election of the nominees. If the authority to vote for the election of directors is withheld as to any but not all of the nominees, all shares of Common Stock represented by any such proxy will be voted for the election of the nominees as to whom such authority is not withheld. If a nominee becomes unavailable to serve as a director for any reason before the election, the shares represented by proxy will be voted for such other person, if any, as may be designated by the Board of Directors. The Board of Directors, however, has no reason to believe that any nominee will be unavailable to serve as a director.

         Any vacancy on the Board of Directors occurring after the election may be filled (1) by election at any annual or special meeting of the shareholders called for that purpose, or (2) by a majority of the remaining directors though less than a quorum of the Board of Directors, provided that the remaining directors may not fill more than two such director vacancies during the period between any two successive annual meetings of shareholders. A director elected to fill a vacancy will be elected for the unexpired portion of the term of his predecessor in office.

         All directors will be elected to serve until the 2002 annual meeting of shareholders and until their successors are duly elected and qualified.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS.

OPERATION OF BOARD OF DIRECTORS

         The directors are elected annually by the shareholders and hold office until their successors are elected and qualified. The Amended and Restated Bylaws of the Company provide for a Board of Directors consisting of not less than five, nor more than seven, members, as set from time to time by resolution of the Board of Directors. The Board of Directors presently consists of seven members, but will consist of six members effective as of the 2001 Annual Meeting of Shareholders as Mr. Gerald Bodzy, a current director of the Company, has for personal reasons elected not to stand for reelection.

         The Board of Directors held ten meetings during 2000. Each of the directors attended at least 75% of such meetings during the period which he was director.

         The Board of Directors has an Audit Committee and a Compensation Committee, but does not have a nominating committee or any committee performing a similar function.

         The Audit Committee consisting of Messrs. Dorflinger, Bodzy, Arnold and Custer met six times during 2000 and each member attended all of the meetings during the period which he was a member of such committee. Effective as of the 2001 Annual Meeting of Shareholders the Audit Committee will consist of Messrs. Dorflinger, Arnold and Custer. The functions of the Audit Committee are to recommend to the Board of Directors the retention or discharge of the Company's independent auditors; review and approve the engagement of the independent auditors to conduct an audit of the Company and related matters, including the scope, extent and procedures of the audit and the fees to be paid therefor; review, in consultation with the independent auditors, the audit results and their proposed opinion letter or audit report and any related management letter; review and approve the audited financial statements of the Company; consult with the independent auditors and management of the Company, together or separately, on the adequacy of internal accounting controls and review the results thereof; review the independence of the independent auditors; review and approve the engagement of the independent auditors for non-audit services; direct and supervise investigations into matters within the scope of the Audit Committee's duties; and perform such other functions as may be necessary or appropriate in the efficient discharge of its duties. Additional information regarding the functions performed by the committee is set forth below in the "Report of the Audit Committee."

         The Compensation Committee consisting of Messrs. Custer and Dorflinger met three times during 2000 and each member attended all of the meetings during the period which he was a member of such committee. The functions of the Compensation Committee are to recommend to the Board of Directors the compensation of the President of the Company; determine the compensation of the other executive officers of the Company; administer the Company's employee benefit plans ("plans"), including, without limitation, determining the terms and conditions of the benefits and the recipients thereof in accordance with the plans, such as the terms of stock option grants; review the plans and advise the Board of Directors regarding the results thereof; and perform such other functions as may be necessary or appropriate in the efficient discharge of its duties.


AUDIT COMMITTEE REPORT

                     AUDIT COMMITTEE REPORT TO SHAREHOLDERS

         The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. The Audit Committee currently is composed of four directors, each of whom is independent as defined by the New York Stock Exchange listing standards. The Audit Committee operates under a written charter approved by the Board of Directors. A copy of the charter is attached to this Proxy Statement as Appendix A.

         Management is responsible for the Company's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

         In connection with these responsibilities, the Audit Committee met with management and the independent accountants to review and discuss the December 31, 2000 financial statements. The Audit Committee also discussed with the independent accountants the matters required by Statement on Auditing Standards No. 61, COMMUNICATION WITH AUDIT COMMITTEE. The Audit Committee also received written disclosures from the independent accountants required by Independence Standards Board Standard No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES, and the Audit Committee discussed with the independent accountants that firm's independence.

         Based upon the Audit Committee's discussions with management and the independent accountants, and the Audit Committee's review of the representations of management and the independent accountants, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, to be filed with the Securities and Exchange Commission.

Audit Fees

         The aggregate fees billed for professional services rendered by KPMG LLP for the audit of our annual financial statements for the year ended December 31, 2000, and the reviews of the condensed financial statements included in our quarterly reports on Forms 10-Q for the year ended December 31, 2000, were $352,625.

Financial Information Systems Design and Implementation Fees

         There were no fees paid to KPMG LLP in 2000 for professional services with respect to financial information systems design and implementation.

All Other Fees

         The aggregate fees billed for all other services, exclusive of the fees disclosed above relating to financial statement audit services, rendered by KPMG LLP during the year ended December 31, 2000 were $836,205. These other services consisted of Statutory Audits ($171,369), Audits of Employee Benefit Plans ($26,000), Tax Services ($471,246) and SEC Filings ($167,590).

         The Audit Committee of the Company's Board of Directors has considered whether the services provided by KPMG LLP as they related to other non-audit services are compatible with maintaining the auditor's independence.

                        SUBMITTED BY THE AUDIT COMMITTEE OF
                        THE COMPANY'S BOARD OF DIRECTORS

 Gerald W. Bodzy, Chairman  Peter G. Dorflinger  David H. Arnold  John C. Custer

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

SUMMARY COMPENSATION TABLE

         The following table summarizes the compensation paid by the Company for the three fiscal years ended December 31, 2000 to its Chief Executive Officer and the other executive officers of the Company whose salary and bonus received from the Company for services rendered during the fiscal year ended December 31, 2000, exceeded $100,000.

                                                                          Long Term
                                                                        Compensation
                                                                           Awards
                                             Annual Compensation         -----------
                                         ----------------------------    Securities
       Name and                                        Other Annual      Underlying         All Other
    Principal Position  Year  Salary($)  Bonus($)(1)  Compensation($)    Options (#)    Compensation($)(2)
    ------------------  ----  ---------  -----------  ---------------    -----------    ------------------
Donald E. Nigbor......  2000   $400,000    $120,000        -0-             20,000            $6,025
  President and Chief   1999    319,591      -0- (3)       -0-             50,000             5,508
     Executive Officer  1998    244,135      79,500        -0-             80,000             5,192

Cary T. Fu............  2000    400,000     120,000        -0-             20,000             6,025
  Executive Vice        1999    319,591      -0- (3)       -0-             50,000             5,508
     President          1998    244,135      79,500        -0-             80,000             5,192

Gayla J. Delly........  2000    234,000      70,200        -0-             20,000             6,025
  Vice President        1999    221,250      -0- (3)       -0-             25,000             5,508
     Finance            1998    158,077      50,000        -0-             30,000             5,192


(1) The amounts shown in this column reflect cash bonuses paid to Messrs. Nigbor and Fu and Ms. Delly pursuant to the Company's incentive bonus plans discussed below under the caption "Executive Compensation and Other Matters -- Board Compensation Committee Report on Executive Compensation -- Cash Bonus."

(2) For fiscal year ended December 31, 2000, the "All Other Compensation" column includes (a) $5,250 paid by the Company pursuant to the Company's Qualified 401(k) Employee Savings Plan ("Savings Plan") to each of Messrs. Nigbor and Fu, and Ms. Delly, and (b) payments by the Company of premiums of $360 for term life insurance and $415 for medical insurance on behalf of each of Messrs. Nigbor and Fu, and Ms. Delly. Under the Savings Plan the Company is obligated to make matching contributions to the Savings Plan in an amount equal to 50% of each participant's elective contributions, to the extent that such elective contributions do not exceed 6% of such participant's compensation. The Company also may make discretionary contributions to the Savings Plan based on each participant's compensation compared to the total compensation of all participants. Messrs. Nigbor and Fu are each reimbursed for financial planning services, up to $5,000, and biannual physical examinations. However, the value of such perquisites does not exceed the lesser of $50,000 or 10% of such officer's annual cash compensation and are therefore not included in the table.

(3) Because the Company's sales and net income did not exceed the levels targeted by the Company in its 1999 business plan, the Compensation Committee elected not to pay or accrue any bonuses during 1999.

OPTION GRANTS IN LAST FISCAL YEAR

         The following table provides certain information concerning options to purchase Common Stock granted during the fiscal year ended December 31, 2000 to the three executive officers named in the Summary Compensation Table.

                                                                                       Potential Realized
                                                                                        Value at Assumed
                            Number of     Percent of                                  Annual Rates of Stock
                            Securities   Total Options      Per                        Price Appreciation
                            Underlying    Granted to       Share                        for Option Term
                             Options      Employees       Exercise   Expiration    -------------------------
           Name              Granted(1)    in 2000         Price        Date             5%           10%
           ----            -------------   -------      ------------   ------      ------------    ----------
Donald E. Nigbor.........     20,000         4.74%        $17.8125     01/11/10       $224,044      $567,771
Cary T. Fu...............     20,000         4.74%        $17.8125     01/11/10       $224,044      $567,771
Gayla J. Delly...........     20,000         4.74%        $17.8125     01/11/10       $224,044      $567,771

----------------------------

(1) All options were granted under the 1990 Plan at an exercise price equal to the fair market value of the Common Stock on the date of the grant. Each option granted and reported in this table vests over a four year period, with 20% of the shares becoming exercisable at the end of the second year following the date of grant, 30% becoming exercisable at the end of the third year following the date of grant and the entire option becoming exercisable at the end of the fourth year. The options expire 90 days after termination of employment, and are fully vested in the event of a change of control of the Company.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

         The following table provides certain information concerning exercises of options to purchase Common Stock during the fiscal year ended December 31, 2000 by the three executive officers named in the Summary Compensation Table and the value of such officers' unexercised options at December 31, 2000.

                                                  Number of Securities        Value of Unexercised
                                                 Underlying Unexercised       In-the-Money Options
                          Shares               Options at Fiscal Year-End      at Fiscal Year-End
                       Acquired on    Value   ---------------------------  -----------------------------
         Name            Exercise    Realized Exercisable  Unexercisable   Exercisable  Unexercisable
         ----            --------    -------- -----------  -------------   -----------  -------------
Donald E. Nigbor....      -0-(1)       -0-      256,000        204,000      $2,435,278    $509,400
Cary T. Fu...........     -0-(1)       -0-      256,000        204,000       2,435,278     509,400
Gayla J. Delly.......     4,000     $102,630     47,600         88,400         357,006     255,706

--------------------------
(1) These executive officers did not exercise any stock options during 2000.

COMPENSATION OF NONEMPLOYEE DIRECTORS

         The Company pays its nonemployee directors an annual fee of $5,000 and a fee of $500 for each meeting of the Board of Directors or any committee thereof attended in person. The Company also reimburses its nonemployee directors for their reasonable travel expenses in attending such meetings.

         In December 1994, the Board of Directors of the Company adopted the Benchmark Electronics, Inc. 1994 Stock Option Plan for Non-Employee Directors (the "1994 Plan") for the benefit of members of the Board of Directors of the Company or its Affiliates who are not employees of the Company or its Affiliates (as defined in the 1994 Plan). After giving effect to the Company's stock split during 1997, the aggregate number of shares of Common Stock for which options may be granted under the Plan is now 200,000. The purpose of the 1994 Plan is to encourage ownership of the Company's Common Stock by eligible non-employee directors of the Company, to provide increased incentive for such directors to render services and to exert maximum effort for the business success of the Company and to further strengthen the identification of directors with the shareholders of the Company. The 1994 Plan terminates 10 years from the date of its adoption and no further options may be granted pursuant to the 1994 Plan after its termination.

         Under the terms of the 1994 Plan, each member of the Board of Directors of the Company or its Affiliates who was not an employee of the Company or any of its Affiliates on the date of the grant (a "Non-Employee Director") will receive a grant of an option to purchase 6,000 shares of the Company's Common Stock upon the date of his election or re-election to the Board of Directors. Additionally, any Non-Employee Director who was a director on the date the Board of Directors adopted the 1994 Plan received, after giving effect to the Company's stock split during 1997, (a) an option to purchase 6,000 shares of Common Stock for the fiscal year in which the 1994 Plan was adopted by the Board of Directors and (b) an option to purchase shares of Common Stock in amount equal to (i) 6,000, multiplied by (ii) the number of consecutive fiscal years, immediately preceding the fiscal year during which the 1994 Plan was adopted, that the individual served as a director of the Company, provided that the number under clause (ii) shall not exceed three (3).

         Upon their election as directors in May 2000, each of Messrs. Custer, Dorflinger, Bodzy and Arnold received a grant under the 1994 Plan of an option to purchase 6,000 shares of Common Stock with an exercise price of $36.875, which was the market price of the Common Stock on the date of the grant.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Company's executive compensation program is administered by the Compensation Committee, a committee of the Board of Directors composed of non-employee directors listed below this report. The Compensation Committee is responsible for recommending to the full Board of Directors the compensation of the President of the Company, determining the compensation of the other executive officers of the Company, and administering the Company's employee benefit plans. None of the members of the Compensation Committee have any interlocking or other relationships with the Company that would call into question their independence as Compensation Committee members.

         COMPENSATION POLICIES AND PROGRAMS. The Compensation Committee believes that the goals of the executive compensation program should be to align executive compensation with the Company's long-term business objectives and performance and to enable the Company to attract, retain and reward executive officers who contribute to the long-term success of the Company. The Compensation Committee believes that the best way to achieve these goals is by aligning the financial interests of the Company's executive officers closely to the interests of the Company's shareholders through a combination of annual cash incentives and stock-based incentive compensation, while providing the executive officers with base salary compensation at levels that are competitive with, but which do not exceed, prevailing standards. The compensation of the Company's executive officers is reviewed and approved annually by the Compensation Committee. The Company's executive compensation program is based on three elements, each of which is determined in part by corporate performance:

         - Base salary compensation
         - Annual incentive compensation
         - Stock-based incentive compensation

Corporate performance is evaluated by reviewing the extent to which strategic and business plan goals are met, including the relationship between the Company's net income and sales. The Compensation Committee believes that total executive compensation opportunities are competitive and at the median with those offered by employers in the peer group of companies with which the Company compares its performance in the Performance Graph following this report, but with less emphasis on base salary compensation than such other employers.

         CASH BASE SALARY. Until August 1993, the Company had identical employment agreements with each of its executive officers, including its President. The agreements provided for annual base salaries, subject to adjustment for subsequent twelve-month periods as determined by the Compensation Committee, based on its review of base salaries provided to executive officers of other employers in the Company's industry and certain corporate performance factors such as the Company's net income and sales and historical salary progression. Since August 1993, the Company has not had employment agreements with its executive officers. In July 1999, the Compensation Committee determined that Messrs. Nigbor and Fu should receive a salary increase from $265,000 to $400,000, based on the Company's net income and sales during the year ended December 31, 1998 and comparative compensation of executives of Peer Group companies.

         CASH BONUS. The Company has incentive bonus plans for the benefit of its employees, including executive officers. These incentive bonus plans replaced the Company's Incentive Bonus Plan, which was adopted in 1992. The total amount of cash bonus awards to be made under these incentive bonus plans for any period depends primarily on the Company's earnings before income tax for that period.

         For any plan period, the earnings before income tax must meet or exceed, or in combination with other factors satisfy, levels targeted by the Company in its business plan, as established at the beginning of each fiscal year, for any bonus awards to be made. The Compensation Committee has the authority to determine the total amount of bonus awards, if any, to be made to the Company's corporate employees for any plan year based on its evaluation of the Company's financial condition and results of operations, the Company's business and prospects, and such other criteria as it may determine to be relevant or appropriate. The Compensation Committee has the authority to determine the specific amounts of bonus awards to be made to the Company's executive officers and other key employees based on its evaluation of each such employee's position, performance, service and such other criteria as it may determine to be relevant or appropriate.

         In 2000, the Company's income before tax exceeded the levels targeted by the Company in its 2000 business plan. Accordingly, the Compensation Committee in February 2001 elected to award bonuses totaling $601,015 to eligible corporate employees, including $120,000 each to Messrs. Nigbor and Fu, and $70,200 to Ms. Delly.

         STOCK PURCHASE PLAN. In April, 1999, the Company adopted the Benchmark Electronics, Inc. Employee Stock Purchase Plan (the "Purchase Plan"). Under the Purchase Plan, employees meeting specific employment qualifications are eligible to participate and can purchase shares semi-annually through payroll deductions at the lower of 85% of the fair market value of the stock at the commencement or end of the offering period. The Purchase Plan permits eligible employees to purchase common stock through payroll deductions for up to the lesser of 17% of qualified compensation or $25,000. The executive officers, including the Chief Executive Officer, are eligible to participate in the Purchase Plan on the same basis as all other employees.

         STOCK AWARDS PLAN. The Compensation Committee believes that stock options and other methods of equity-based incentive compensation are of increasing importance in attracting and retaining employees and executives and are critical in motivating the long-term creation of shareholder value because methods of equity-based incentive compensation focus executive attention on stock price as the primary measure of performance. In 2000, the Company adopted and its shareholders approved the Benchmark Electronics, Inc. 2000 Stock Awards Plan (the "2000 Plan") for the benefit of its officers and employees, its affiliates, and consultants to the Company and its affiliates (the "Eligible Participants"). The 2000 Plan replaces the 1990 Stock Option Plan that expired in May 2000. The 2000 Plan is administered by the Compensation Committee. The purpose of the 2000 Plan is to encourage ownership of Common Stock by the Eligible Participants to provide increased incentive for such Eligible Participants to render services and to exert maximum effort for the business success of the Company and to strengthen identification of such Eligible Participants with the shareholders for the purpose of maximizing shareholder value. The 2000 Plan utilizes vesting periods to encourage its executive officers and eligible employees to continue in the employ of the

Company. The Compensation Committee subjectively determines the number of shares to be covered by options granted to its employees and executive officers, including the President. Stock option grants to the Company's President and other executive officers are not made automatically each year and are not considered to be a part of normal annual compensation. The amount and terms of options already held by an executive officer generally are not significant factors in the Compensation Committee's determination of whether and how many options should be granted to the executive officer.

         Stock option grants provide an incentive that focuses the executives' attention on managing the Company from the perspective of an owner with an equity stake in the business. Accordingly, these stock options are tied to the future performance of the Company's Common Stock and provide value to the recipient only when the price of the Company's Common Stock increases above the option grant price.

                           SUBMITTED BY THE COMPENSATION COMMITTEE OF
                           THE COMPANY'S BOARD OF DIRECTORS.

                   John C. Custer        David H. Arnold     Peter G. Dorflinger

PERFORMANCE GRAPH

         The following Performance Graph compares the Company's cumulative total shareholder return on its Common Stock for the five-year period commencing December 31, 1995 and ending December 31, 2000, with the cumulative total return of the Standard & Poor's Stock Index (which does not include the Company), and Peer Group, which is composed of Celestica Inc., EFTC Corp, Flextronics International, Ltd., Jabil Circuit, Inc., Plexus Corp, Sanmina Corp, Solectron Corporation, SCI Systems, Inc., and DII Group Inc. Dividend reinvestment has been assumed.

                COMPARISON OF CUMULATIVE TOTAL SHAREHOLDER RETURN
              BENCHMARK ELECTRONICS, S&P 500, AND PEER GROUP INDEX

                                  [GRAPH]


                 95          96          97          98          99          00
Benchmark       100         109.6      162.3        266.4       166.8       164.1
S&P 5000        100         120.3      157.6        199.6       238.5       214.4
Peer Group      100         137.7      213.5        408.8       832.4       762.4


NOTES: Assumes $100 invested on 12/31/95 in Benchmark Electronics, Inc. Common Stock, in the S&P 500, and in the Peer Group Index. Reflects month-end dividend reinvestment, and annual reweighting of the Peer Group Index portfolios.

                              CERTAIN TRANSACTIONS

         The Company leases from David H. Arnold, a director of the Company, his spouse and certain other persons the real estate and buildings in Winona, Minnesota where operations are conducted. The leases were entered into in 1996 in connection with the Company's acquisition of EMD. The lease covering the EMD Central building is for a term of 10 years commencing September 1, 1996 at a net rent of $17,150 per month. The lease covering the EMD East building and the adjacent parking lot is for a term of 10 years commencing July 30, 1996 at a net rent of $50,932 per month. Both of such leases may be renewed at the option of the Company at fair market rental rates. The Company negotiated the terms of the leases, including purchase options, on an arms-length basis, and obtained appraisals of the real estate and rental values to help establish such terms. The Company believes the terms of such leases are no less favorable to the Company than could have been obtained from unaffiliated third parties.

                            COMMON STOCK OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information with respect to the beneficial ownership, as defined in Rule 13d-3 under the Exchange Act, of Common Stock as of April 2, 2001, by each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, each director and nominee for director of the Company, each executive officer of the Company and all directors and executive officers of the Company as a group.

                                             Shares of         Percentage of
                                            Common Stock        Outstanding
                                         Beneficially Owned      Shares of
Beneficial Owners                              Owned(1)         Common Stock
-----------------                        ------------------     ------------

John C. Custer.........................       53,850(2)              (3)
  2355 Harrodsburg Road
  Lexington, Kentucky 40504

Donald E. Nigbor.......................      449,782(4)             2.3%
  3000 Technology Drive
  Angleton, Texas  77515

Steven A. Barton.......................       40,970(5)              (3)
  3000 Technology Drive
  Angleton, Texas  77515

Cary T. Fu.............................      468,010(6)             2.4%
  3000 Technology Drive
  Angleton, Texas  77515

Gayla J. Delly.........................       61,695(7)              (3)
  3000 Technology Drive
  Angleton, Texas  77515

Peter G. Dorflinger....................       63,000(8)              (3)
  9501 Stonebridge
  Austin, Texas 78758

Gerald W. Bodzy........................       63,100(9)              (3)
  3000 Technology Drive
  Angleton, Texas 77515


                                            (TABLE CONTINUED ON FOLLOWING PAGE)


                                       13


David H. Arnold........................     392,803(10)            2.0%
  1853 Edgewood Road
  Winona, Minnesota  55987

Directors and executive officers as
 a group (8 persons)...................   1,593,210(11)            8.1%

West Highland Capital, Inc.............   1,804,900(12)            9.2%
  300 Drake's Landing Road, Suite 290
  Greenbrae, CA 94904

D.F. Dent & Company, Inc...............     992,390(12)(13)        5.1%
  2 East Read Street, 6th Floor
  Baltimore, Maryland 21202

------------------------------

(1) Unless otherwise noted, each person identified possesses sole voting and dispositive power with respect to the shares of Common Stock listed, subject to community property laws.

(2) Includes 33,850 shares of Common Stock that may be acquired upon the exercise of options that are currently exercisable and 2,400 shares owned of record by Mr. Custer's wife.

(3)       Less than 1%.

(4) Includes (i) 1,950 shares of Common Stock held by Mr. Nigbor's children as to which shares of Common Stock Mr. Nigbor expressly disclaims beneficial ownership, and (ii) 286,000 shares of Common Stock that may be acquired upon the exercise of options that are currently exercisable or will become exercisable within 60 days of April 2, 2001.

(5) Includes 40,970 shares of Common Stock that may be acquired upon the exercise of options that are currently exercisable or will become exercisable within 60 days of April 2, 2001.

(6) Includes (i) 2,640 shares of Common Stock held by Mr. Fu's daughter as custodian for his children under the Uniform Gifts to Minors Act, as to which shares of Common Stock Mr. Fu expressly disclaims beneficial ownership, (ii) 1,320 shares of Common Stock held by Mr. Fu's daughter, as to which shares of Common Stock Mr. Fu expressly disclaims beneficial ownership, and (ii) 286,000 shares of Common Stock that may be acquired upon the exercise of options that are currently exercisable or will become exercisable within 60 days of April 2, 2001.

(7) Includes 60,100 shares of Common Stock that may be acquired upon the exercise of options that are currently exercisable or will become exercisable within 60 days of April 2, 2001.

(8) Includes 44,000 shares of Common Stock that may be acquired upon the exercise of options that are currently exercisable.

(9) Includes (i) 3,200 shares of Common Stock held by Mr. Bodzy as custodian for his children under the Uniform Gifts to Minors Act,
          (ii) 4,000 shares of Common Stock held by Mr. Bodzy's children, and
          (iii) 36,000 shares of Common Stock that may be acquired upon the exercise of options that are currently exercisable.

(10) Includes 11,288 shares of Common Stock held of record by Mr. Arnold's wife, 2,726 shares held for Mr. Arnold's benefit in the Company's 401(k) Employee Savings Plan and 24,000 shares that may be acquired upon the exercise of options that are currently exercisable.

(11) Includes 732,050 shares of Common Stock that may be acquired upon the exercise of options that are currently exercisable.

(12) Based solely on information filed with the Securities and Exchange Commission.

(13)      D. F. Dent & Company, Inc. is an Investment Adviser registered under
          Section 203 of the Investment Advisers Act of 1940.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC and the New York Stock Exchange initial reports of beneficial ownership and reports of changes in beneficial ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and certain written representations provided to the Company by such persons, for the fiscal year beginning January 1, 2000 and ending December 31, 2000 all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten-percent beneficial owners were satisfied in a timely manner.

                               EXECUTIVE OFFICERS

         The executive officers of the Company are Donald E. Nigbor, Steven A. Barton, Cary T. Fu and Gayla J. Delly. See "Election of Directors -- Nominees for Election" for certain information with respect to the age, positions and length of service with the Company, and business experience of Messrs. Nigbor, Barton and Fu.

         Ms. Delly is 41 years old and has been Vice President Finance of the Company since November 2000. She served as Treasurer and Controller of the Company from January 1996 to May 2000. From 1984 to 1995, Ms. Delly was employed by KPMG LLP and was a Senior Audit Manager when she left the Firm. Ms. Delly holds a B.S. degree in accounting from Samford University and is a certified public accountant.


               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors has appointed KPMG LLP as the independent auditors of the Company for the year ending December 31, 2001. The shareholders will be asked to ratify the appointment of KPMG LLP at the Meeting. The ratification of such appointment will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote and present, in person or represented by proxy, at the Meeting. Representatives of KPMG LLP will be present at the Meeting, will be given an opportunity to make a statement (if they desire to do so) and will be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF THE INDEPENDENT AUDITORS.


                            EXPENSES OF SOLICITATION

         The cost of soliciting proxies on behalf of the Board of Directors will be borne by the Company. Solicitations of proxies are being made by the Company through the mail and may also be made in person or by telephone. Directors and employees of the Company may be utilized in connection with such solicitations. The Company also will request brokers and nominees to forward soliciting materials to the beneficial owners of the Common Stock held of record by such persons and will reimburse them for their reasonable forwarding expenses.

                   DATE OF SUBMISSION OF SHAREHOLDER PROPOSALS

         In order for proposals submitted to by the shareholders of the Company pursuant to Rule 14a-8 of the General Rules and Regulations under the Exchange Act to be included in the Company's proxy statement and form of proxy relating to the 2002 Annual Meeting of the Shareholders, such proposals must be received at the Company's principal executive offices no later than December 22, 2001. A shareholder choosing not to use the procedures established in Rule 14a-8 must deliver the proposal at the Company's principal executive offices no later than March 1, 2002.

                                    FORM 10-K

         A copy of our 2000 Annual Report to Shareholders, which includes our financial statements for fiscal year 2000, is enclosed with this Proxy Statement. The Company's Annual Report on Form 10-K, including all exhibits, has been filed with the Securities and Exchange Commission. Upon payment of the Company's reasonable expenses, the Company will furnish a copy of any exhibit to the Form 10-K to any shareholder who makes a written request therefore to the Corporate Secretary, Benchmark Electronics, Inc., 3000 Technology Drive, Angleton, Texas 77515.

                                  OTHER MATTERS

         The Board of Directors does not intend to bring any other matter before the Meeting and has not been informed that any other matter is to be presented by others. If any other matter properly comes before the Meeting, the proxies will be voted in accordance with the discretion of the person or persons voting the proxies.

         You are cordially invited to attend the Meeting. Regardless of whether you plan to attend the Meeting, you are urged to complete, date, sign and return the enclosed proxy in the accompanying envelope at your earliest convenience.


                              By order of the Board of Directors,


                              /s/ Lenora A. Gurton

                              Lenora A. Gurton
                              Secretary

                            BENCHMARK ELECTRONICS, INC.
                                 PROXY STATEMENT

                                   APPENDIX A

            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS


I.   Audit Committee Purpose

     The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

     - Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

     - Monitor the independence and performance of the Company's independent auditors and internal auditing department.

     - Provide an avenue of communication among the independent auditors, management, the internal auditing department, legal counsel and the Board of Directors.

     - Encourage adherence to, and continuous improvement of, the Company's policies, procedures, and practices at all levels.

     - Review areas of potential significant financial risk to the Company.

     - Report to the Board of Directors concerning the foregoing matters.

     The Audit Committee has the authority, upon notification of the Chairman of the Board, to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the authority to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend any meeting the of the Committee or to meet with any members of, or consultants to, the Committee.

II.  Audit Committee Composition and Meetings

     The Audit Committee members shall meet the requirements of the New York Stock Exchange. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

     Audit Committee members shall be appointed by the Board. If the Board shall have established a Nominating Committee, Audit Committee members shall be appointed by the Board on recommendation of the Nominating Committee. The members of the Committee shall designate a Chair by majority vote of the Committee membership, and the Chair shall preside at all meetings of the Committee.

     The Committee shall meet at least three times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda and circulate it to the other members of the Committee in advance of each meeting. In developing the agenda, the Chair may consult with management, legal counsel, other committee members, and independent auditors. The agenda shall be consistent with this charter. The Committee shall meet privately in executive session at least annually with management, the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believes should be discussed. In addition, the Committee, or at least its Chair, shall communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

III. Audit Committee Responsibilities and Duties

     REVIEW PROCEDURES

     The Audit Committee shall:

     1. Review and reassess the adequacy of the Charter at least annually. Submit the Charter to the Board of Directors for approval and have the document published periodically in accordance with SEC regulations.

     2. Review the Company's annual audited financial statements prior to issuance by the auditors of their report thereon, filing with the SEC and distribution to third parties. Review shall include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

     3. In consultation with the management, the independent auditors, and the internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses.

     4. Review with management responsible for the financial statements and the independent auditors the company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item 9). The Chair of the committee may represent the entire Audit Committee for purposes of this review.

     INDEPENDENT AUDITORS

     5. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

     6. The Audit Committee shall approve the fees and other significant compensation to be paid to the independent auditors.

     7. On an annual basis, the committee shall (i) obtain a written statement from the independent auditor delineating all relationships between the auditor and the Company, (ii) review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence, and (iii) recommend to the Board that it take appropriate action in response to the independent auditors' report to satisfy the Committee of the independence of the auditors.

     8. The Audit Committee shall review the independent auditors' audit plan - discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

     9. Prior to releasing the year-end earnings, the Audit Committee shall discuss the results of the audit with the independent auditors. The Audit Committee shall discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

    10. The Audit Committee shall consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

    INTERNAL AUDIT DEPARTMENT AND LEGAL COMPLIANCE

    The Audit Committee shall:

    11. Review the budget, plan, changes in plan, activities, organizational structure, and qualifications of the internal audit department, as needed.

    12. Review the appointment, performance, and replacement of the senior internal audit executive.

    13. Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

    14. On at least an annual basis, review with the Company's legal counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

    OTHER AUDIT COMMITTEE RESPONSIBILITIES

    The Audit Committee shall:

    15. The Audit Committee shall prepare, or shall cause to be prepared and shall review, the Audit Committee Report to be included in the proxy statement for use in connection with the annual shareholders' meeting. The contents of the report will comply with the requirements of the SEC.

    16. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

    17. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.


    While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws.

                            BENCHMARK ELECTRONICS, INC.

    2001 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON TUESDAY, MAY 15, 2001

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The 2001 Annual Meeting os Shareholders of Benchmark Electronics, Inc. (the "Company") will be held at the Hyatt Regency Houston, 1200 Louisiana Street, Houston, Texas, on Tuesday, May 15, 2001, beginning at 10:00 a.m. (local time). The undersigned hereby acknowledges receipt of the related Notice and Proxy Statement, dated April 12, 2001, accompanying this proxy.

         The undersigned hereby appoints Donald E. Nigbor, Steven A. Barton, and Cary T. Fu, and each of them, attorneys and agents, with full power of substitution, to vote as proxy all shares of the Common Stock, par value $0.10 per share, of the Company owned record by the undersigned and otherwise to act on behalf of the undersigned at the 2001 Annual Meeting of Shareholders and any adjournment thereof in accordance with the directions set forth herein and with discretionary authority with respect to such other matters, not known or determined at the time of the solicitation of this proxy, as may property come before such meeting or any adjournemnt thereof.

         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH THE UNDERSIGNED'S DIRECTIONS SET FORTH HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR NAMED HEREIN TO SERVE ON THE BOARD OF DIRECTORS UNTIL THE 2002 ANNUAL MEETING OF SHAREHOLDERS AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED AND FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2001.

    PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                IMPORTANT -- THIS PROXY MUST BE SIGNED AND DATED ON REVERSE SIDE


1. ELECTION OF DIRECTORS TO SERVE UNTIL THE 2002             FOR    WITHHOLD     FOR ALL
   ANNUAL MEETING OF SHAREHOLDERS AND UNTIL THEIR            ALL    AUTHORITY    EXCEPT NOMINEE(S) WRITTEN BELOW
   SUCCESSORS ARE DULY ELECTED AND QUALIFIED:                / /      / /          / /
   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR                                                  ---------------------
   ANY OF THE NOMINEES LISTED BELOW, DRAW A LINE
   THROUGH SUCH NOMINEE'S NAME.
   NOMINEES: (1) JOHN C. CUSTER, (2) DONALD E. NIGBOR,
   (3) STEVEN A. BARTON, (4) CARY T. FU,
   (5) PETER G. DORFLINGER AND (6) DAVID H. ARNOLD.                       2. RATIFICATION OF THE           FOR    AGAINST    ABSTAIN
                                                                             APPOINTMENT OF KPMG LLP       / /      / /        / /
                                                                             AS THE INDEPENDENT
                                                                             AUDITORS OF THE COMPANY
                                                                             FOR THE YEAR ENDING
                                                                             DECEMBER 31, 2001.


                                                                                            PLEASE SIGN YOUR NAME EXACTLY AS IT
                                                                                            APPEARS BELOW. IF SHARES ARE HELD
                                                                                            JOINTLY, ALL JOINT OWNERS SHOULD SIGN.
                                                                                            IF SHARES ARE HELD BY A CORPORATION,
                                                                                            PLEASE SIGN THE FULL CORPORATE NAME
                                                                                            BY THE PRESIDENT OR ANY OTHER
                                                                                            AUTHORIZED CORPORATE OFFICER. IF
                                                                                            SHARES ARE HELD BY A PARTNERSHIP,
                                                                                            PLEASE SIGN THE FULL PARTNERSHIP
                                                                                            NAME BY AN AUTHORIZED PARTNER. IF
                                                                                            YOU ARE SIGNING AS ATTORNEY, EXECUTOR,
                                                                                            ADMINISTRATOR, TRUSTEE OR GUARDIAN,
                                                                                            PLEASE SET FORTH YOUR FULL TITLE
                                                                                            AS SUCH.


                                                                                            ----------------------------------------
                                                                                            SIGNATURE(S) OF SHAREHOLDER(S)

                                                                                            DATE:
                                                                                                   ---------------------------, 2001

/ / CHECK IF CHANGE OF ADDRESS


                                      FOLD AND DETACH HERE

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